EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2000, which appears in Vertica Software, Inc.'s Annual Report on Form 10 SB12G/A for the year ended December 31, 1999.


                                              /s/ Randolph Scott & Company
                                              Certified Public Accountants, Inc.


San Anselmo, California
February 21, 2001